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         AUGUST 14 1997 SUPPLEMENT TO PROSPECTUS DATED AUGUST 14, 1997

                                 INDEX ANNUITY

     THE FOLLOWING INFORMATION SUPPLEMENTS THE PROSPECTUSES FOR FUND BD III AND FUND BD IV FOR VARIABLE ANNUITIES.

     The Roll-Up Death Benefit Value, as described on page 14, is restated as follows:

     ROLL-UP DEATH BENEFIT VALUE: On the contract date, the Roll-Up Death Benefit Value is equal to the purchase payment. On each anniversary of the contract date, the Roll-Up Death Benefit Value will be recalculated as follows:

          (a) The Roll-Up Death Benefit Value on the previous contract date anniversary; minus

          (b) any Partial Surrender Reductions since the previous contract date anniversary.

     THE RESULT, INCREASED BY 7%, IS THE NEW ROLL-UP DEATH BENEFIT VALUE. IF RECALCULATED ON A DATE OTHER THAN THE ANNIVERSARY, THE DEATH BENEFIT VALUE IS CALCULATED AS ABOVE, EXCEPT FOR THE 7% INCREASE.

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L-12686